UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2025

SPYRE THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37722	46-4312787
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 Crescent Street
Building 23
Suite 105
Waltham, MA	02453
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 651-5940

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	SYRE	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 17, 2025, Spyre Therapeutics, Inc. (“Spyre” or the “Company”) issued a press release announcing positive interim Phase 1 results from its first-in-human trials of SPY002 (formerly SPY002-091) and SPY072 (formerly SPY002-072), two investigational, novel, extended half-life monoclonal antibodies targeting TL1A, and clinical development updates, including the initiation of its SKYLINE-UC platform trial and unveiling of its SKYWAY-RD basket trial evaluating anti-TL1A in rheumatoid arthritis (“RA”), psoriatic arthritis (“PsA”) and axial spondyloarthritis (“axSpA”). The Company will host a conference call and webcast today, Tuesday, June 17, 2025 at 8:00 a.m., Eastern Time, to discuss the anti-TL1A Phase 1 interim results and its Phase 2 clinical development plans.

A copy of the press release and data presentation that will be referenced during the conference call are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively. The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On June 17, 2025, the Company announced positive interim Phase 1 results from its first-in-human trials of SPY002 (formerly SPY002-091) and SPY072 (formerly SPY002-072), two investigational, novel, extended half-life monoclonal antibodies targeting TL1A. In addition, the Company announced the initiation of its SKYLINE-UC platform trial and unveiled its SKYWAY-RD basket trial evaluating anti-TL1A targeted therapy in three rheumatologic indications.

Single doses of up to 1500 mg for SPY002 and SPY072 were well tolerated with no serious adverse events reported, exhibited a prolonged half-life supportive of quarterly or less frequent dosing, and suppressed free TL1A through 20 weeks of follow up available for the lowest dose tested.

The Company is advancing SPY002 into the SKYLINE-UC platform trial – initiated in May 2025 – for ulcerative colitis. SKYLINE-UC is expected to include SPY001 (anti-α4ß7), SPY002 (anti-TL1A), SPY003 (anti-IL-23), and combinations thereof under a single master protocol.

SPY072 will be advanced via the newly announced SKYWAY-RD basket trial for three rheumatologic conditions. The SKYWAY-RD study is a Phase 2 basket trial investigating Spyre’s anti-TL1A as a treatment for RA, PsA, and axSpA and is expected to initiate in the third quarter of 2025. In addition to a planned Phase 1 interim readout of SPY003 (anti-IL-23)

in the second half of 2025, in 2026 the Company expects to readout open-label monotherapy data for its three investigational long-acting antibodies from the SKYLINE-UC trial along with three placebo-controlled readouts for SPY072 in RA, PsA, and axSpA from the SKYWAY-RD trial. In 2027, the Company expects to read out placebo-controlled data of its monotherapies and combination therapies from the SKYLINE-UC study.

Anti-TL1A Phase 1 Interim Findings

The SPY002 and SPY072 Phase 1 trials are first-in-human, randomized, double-blind, placebo-controlled trials designed to evaluate safety, pharmacokinetic (“PK”), and pharmacodynamic (“PD”) data in healthy volunteers. To date, each trial has enrolled 40 healthy adult participants into five single-ascending dose (“SAD”) cohorts. Doses of SPY002 and SPY072 evaluated included 100 mg subcutaneous (“SC”), 300 mg SC, 300 mg intravenous (“IV”), 1000 mg IV, and 1500 mg IV. Interim findings from the trial are as follows:

•	Safety – well-tolerated across all dose groups

•	Single doses of SPY002 and SPY072 up to 1500 mg were well-tolerated with a favorable safety profile consistent with existing third-party data of the anti-TL1A class.

•	The most common (i.e., occurring in more than two subjects) treatment-emergent adverse events (“TEAEs”) for SPY002 and SPY072 were COVID-19 and nausea, respectively.

•	There were no TEAEs greater than Grade 2, and no adverse events led to trial discontinuation.

•	PK – observed differentiated profile relative to first-generation anti-TL1As

•	SPY002 half-life is estimated at ~75 days across IV and SC SAD cohorts, more than 3-fold greater than first-generation anti-TL1As.

•	SPY072 showed comparable PK to SPY002 at clinically relevant doses through available follow up; waiting for comparable follow-up to accurately estimate half-life.

•	PK for SPY002 and SPY072 supports potential for chronic dosing in a single SC injection on a quarterly or twice annual basis.

•	PD – observed complete suppression of free TL1A at the latest time points available

•	Both SPY002 and SPY072 demonstrated dose-dependent increases in total TL1A as expected.

•	A single 100 mg dose of either SPY002 or SPY072 observed to suppress free TL1A to below the lower-limit of quantitation through 20-weeks of follow-up (longest follow-up available with PD data).

•	Immunogenicity – no apparent impact of anti-drug antibodies was observed on PK or PD

SKYLINE-UC: Platform Phase 2 trial in Ulcerative Colitis

SKYLINE-UC (NCT07012395) is a Phase 2 randomized and placebo-controlled induction and maintenance platform trial of SPY001, SPY002, SPY003, and pairwise combinations thereof (six investigational agents in total) in patients with moderately to severely active ulcerative colitis with two parts:

•	Part A: open-label assessment of the safety and preliminary efficacy of monotherapies

•	Investigating a single dose level of each monotherapy as induction and maintenance therapies.

•	Induction data are expected in 2026.

•	Part B: randomized and placebo-controlled assessment of the safety and efficacy of monotherapies and combination therapies

•	Enrollment expected after completion of enrollment of Part A.

•	Designed to provide dose-ranging data on monotherapies, proof-of-concept and contribution of components for combination therapies.

•	Induction data are expected in 2027.

SKYWAY-RD: Basket Phase 2 trial of anti-TL1A in Three Rheumatologic Conditions

SKYWAY-RD is a planned Phase 2 randomized and placebo-controlled basket trial of SPY072 in patients with moderately to severely active RA, PsA, or axSpA with inadequate response to conventional or advanced therapies.

•	RA sub-study: Double-blind, placebo-controlled safety and efficacy study of two dose levels of SPY072 through Week 12 with open-label follow-up through Week 36.

•	PsA sub-study: Double-blind, placebo-controlled safety and efficacy study of a single dose level of SPY072 through Week 16 with open-label follow-up through Week 40.

•	axSpA sub-study: Double-blind, placebo-controlled safety and efficacy study of a single dose level of SPY072 through Week 16 with open-label follow-up through Week 40.

Topline proof-of-concept data are expected in 2026.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K, other than statements of historical fact are forward-looking statements. These forward-looking statements include statements regarding the Company’s ability to achieve the expected benefits or opportunities with respect to its pipeline of product candidates such as the potential efficacy, tolerability, convenience, commercial viability, dosing regimen and safety profile of SPY002 and SPY072 in humans; its plans to advance both SPY002 and SPY072 programs into Phase 2 clinical trials; expectations regarding the drug delivery of SPY002 and SPY072, including in the form of a single SC injection; its ongoing and future clinical development activities, including the expected design and timing of the planned SKYWAY-RD Phase 2 basket trial, including timing of data readouts, enrollment of clinical trials and timing of each part, cohort and data readout for the ongoing SKYLINE-UC Phase 2 platform trial; the expected SPY003 readout in the second half of 2025; the potential consistency of the SPY002 and SPY072 Phase 1 trial final data readouts with the interim Phase 1 results; the potential therapeutic benefits of its product candidates as monotherapies or in combinations and their extended half-life, including the expected duration of half-life in comparison to competitor products; and the timing and results of clinical trials. The words “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “predict,” “target,” “intend,” “could,” “would,” “should,” “project,” “plan,” “expect,” the negatives of these terms, and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance, final clinical trial data readouts and clinical trial designs, including the planned SKYWAY-RD Phase 2 basket trial design, to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited, to the final SPY002 and SPY072 Phase 1 trial data readouts not being consistent with or being different than the interim SPY002 and SPY072

Phase 1 trial results reported in this Current Report on Form 8-K; regulatory feedback including potential disagreement by regulatory authorities with the Company’s interpretation of data and the Company’s planned clinical trials for its product candidates, including the Company’s planned SKYWAY-RD Phase 2 clinical trial design; and those uncertainties and factors described under the heading “Risk Factors,” “Risk Factor Summary” and “Note about Forward-Looking Statements” in Spyre’s most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors included in other filings by Spyre from time to time. Should one or more of these risks or uncertainties materialize, or should any of Spyre’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth therein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Spyre does not undertake or accept any duty to make any updates or revisions to any forward-looking statements. This Current Report on Form 8-K does not purport to summarize all of the conditions, risks and other attributes of an investment in Spyre.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of the Company Regarding Data, dated June 17, 2025

99.2	Spyre Therapeutics, Inc. Data Presentation, dated June 17, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPYRE THERAPEUTICS, INC.

Date: June 17, 2025	By:	/s/ Cameron Turtle
Cameron Turtle Chief Executive Officer